Exhibit 99.1

 WEX Fourth Quarter 2017 Earnings  February 21, 2018

 Forward Looking Statements  The attached materials and our commentary relating to those materials contain statements about future plans and expectations, which constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward looking statements are generally stated in terms of the Company’s plans, expectations and intentions. Any statements that are not statements of historical facts are forward-looking statements. When used in the attached materials and our commentary, the words "may," "could," "anticipate," "plan," "continue," "project," "intend," "estimate," "believe," "expect" and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such words. These forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially, including: the effects of general economic conditions on fueling patterns as well as payment and transaction processing activity; the impact of foreign currency exchange rates on the Company’s operations, revenue and income; changes in interest rates; the impact of fluctuations in fuel prices; the effects of the Company’s business expansion and acquisition efforts; potential adverse changes to business or employee relationships, including those resulting from the completion of an acquisition; competitive responses to any acquisitions; uncertainty of the expected financial performance of the combined operations following completion of an acquisition; the ability to successfully integrate the Company's acquisitions; the ability to realize anticipated synergies and cost savings; unexpected costs, charges or expenses resulting from an acquisition; the Company's failure to successfully operate and expand ExxonMobil's European and Asian commercial fuel card programs; the failure of corporate investments to result in anticipated strategic value; the impact and size of credit losses; the impact of changes to the Company's credit standards; breaches of the Company’s technology systems or those of our third-party service providers and any resulting negative impact on our reputation, liabilities or relationships with customers or merchants; the Company’s failure to maintain or renew key agreements; failure to expand the Company’s technological capabilities and service offerings as rapidly as the Company’s competitors; failure to successfully implement the Company's information technology strategies and capabilities in connection with its technology outsourcing and insourcing arrangements and any resulting cost associated with that failure; the actions of regulatory bodies, including banking and securities regulators, or possible changes in banking or financial regulations impacting the Company’s industrial bank, the Company as the corporate parent or other subsidiaries or affiliates; the impact of the Company’s outstanding notes on its operations; the impact of increased leverage on the Company's operations, results or borrowing capacity generally, and as a result of acquisitions specifically; the incurrence of impairment charges if our assessment of the fair value of certain of our reporting units changes; the uncertainties of litigation; as well as other risks and uncertainties identified in Item 1A of our annual report for the year ended December 31, 2016, filed on Form 10-K with the SEC on March 6, 2017 and our quarterly report on Form 10-Q for the three months ended March 31, 2017 filed with the SEC on May 8, 2017. The Company's forward-looking statements do not reflect the potential future impact of any alliance, merger, acquisition, disposition or stock repurchases. The forward-looking statements speak only as of the date of the attached materials and undue reliance should not be placed on these statements. The Company disclaims any obligation to update any forward-looking statements as a result of new information, future events or otherwise. Non-GAAP Information:For additional important information and disclosure regarding non-GAAP metrics, specifically adjusted net income, please see our most recent earnings release, issued on February 21, 2018, for an explanation and reconciliation of non-GAAP adjusted net income (or “ANI”) to GAAP net income.  2

 4Q2017 Highlights    REVENUE  +13.9%        $ PER DILUTED SHARE  +16.4%    ADJUSTED NET INCOME EPS  +18.7%    4Q2017 PURCHASE VOLUME   $ MILLIONS  BILLIONS    FLEET  TRAVEL & CORPORATE  HEALTH & EMPLOYEE BENEFITS1          4Q2017 REVENUE GROWTH    14.3%    12.8%    13.6%  1. USA only for purchase volume  3

 Strategic Pillars  HIGHLIGHTS  Revenue from newly signed customers is at an all-time high due to an influx of additional strategic customers and partners.Continued international growth position us to capture additional global market share.High level of technology integration in all businesses, which embeds us in operations.Realized full synergy target for EFS ahead of schedule.Achieved Great Place to Work certification on first attempt.  4

Building Upon the Best-in-Class Growth Engine

2017 KEY WINS AND RENEWALS

FLEET

~147M
global commercial vehicles[1]

<8%
addressable market share

TRAVEL & CORPORATE

$1.9T
total spend[2]

<2%
addressable market share

HEALTH & EMPLOYEE BENEFITS

$2.0B
total revenue[3]

<9%
US market share

1. Per 2017 World Oil Outlook
2. Per FirstPartner, Phocuswright, Deloitte, and SunTrust Robinson and Humphrey
3. US Healthcare only, per AiteGroup and management estimates

CONFIDENTIAL & PROPRIETARY

5

Leading with Superior Technology

FLEET

- ClearView Analytics Tool—providing customers answers from their data
- Significant improvements for Mobile Enablement
- Opening up consumer vertical through GasBuddy
- Chevron Conversion—provided scalable, innovative proprietary platform with strong financial controls
- Enterprise Canada—leveraged acquisitions to expand product offerings

TRAVEL & CORPORATE

- Acquired certain assets of AOC solutions – ownership of User Interface to virtual customers
- Launched new corporate A/P solutions, including integrated payables
- Expanded capabilities to include supplier portal
- Testing new cloud-based services with cutting edge architecture
- Volume growth driven by ability to create customized payment solutions

HEALTH & EMPLOYEE BENEFITS

- Added over 350 new features to the platform
- Latest release focused on big data and business intelligence
- On-boarded Bank of America to platform
- Over 300,000 employer groups on platform
- Over 25M consumers on the platform
- 100% growth in mobile app usage YoY

CONFIDENTIAL & PROPRIETARY
6

 Achieved $25M Synergy Target  Achieved our $25 million run rate target in synergiesCompleted all of the planned integration activities (excluding platform consolidation)Platform consolidation is well underway and should provide additional synergy  EFS  7  KEY UPDATES          $25M   Run RateSynergies Achieved

 WEX Fourth Quarter 2017 Financial Results  8

 Company Results – Q4 2017    4Q17  4Q16  $ ∆ Yr/Yr  % ∆ Yr/Yr  Total Revenue  $331,305  $290,840  $40,465  13.9%            GAAP Net Income  $79,804  $5,288  $74,516  NM  GAAP Net Income per Diluted Share  $1.85  $0.12  $1.73  NM            Adjusted Net Income  $64,471  $55,169  $9,302  16.9%  Adjusted Net Income per Diluted Share  $1.49  $1.28  $0.21  16.4%  Strong revenue growth across all segments driving adjusted net income per diluted share higher   9  In thousands except per share data

 Company Results – Full Year 2017    2017  2016  $ ∆ Yr/Yr  % ∆ Yr/Yr  Total Revenue  $1,250,548  $1,018,460  $232,088  22.8%  Segment Revenue:          Fleet Solutions  822,966  642,061  180,905  28.2%  Travel and Corporate Solutions  224,047  215,247  8,800  4.1%  Health and Employee Benefits  203,535  161,152  42,383  26.3%  Record annual revenue driven by strong execution on our strategic pillars  10  In thousands

 Fleet Solutions  Robust payment processing growth and a strong quarter from EFS delivered solid results    4Q17  4Q16  $ ∆ Yr/Yr  % ∆ Yr/Yr  Total Segment Revenue ($)  219,761  192,269  27,492  14.3%   Payment Processing Revenue ($)  95,948  81,767  14,181  17.3%   Finance Fee Revenue ($)  45,582  38,884  6,698  17.2%   All Other Revenue ($)  78,231  71,618  6,613  9.2%            Average US Fuel Price (USD/gallon)  $2.68  $2.30  $0.38  16.5%  Payment Processing Transactions  108,767  99,662  9,105  9.1%  Net Payment Processing Rate (%)  1.18%  1.23%  (0.05%)  (4.1%)  Late Fee Rate (%)  0.44%  0.48%  (0.04%)  (8.3%)  11  In thousands unless otherwise noted

 Travel and Corporate Solutions  Positive revenue diversification trend carrying momentum in Travel and Corporate Solutions    4Q17  4Q16  $ ∆ Yr/Yr  % ∆ Yr/Yr  Total Segment Revenue ($)  60,308  53,454  6,854  12.8%   Payment Processing Revenue ($)  39,332  45,390  (6,058)  (13.3%)   All Other Revenue ($)  20,976  8,064  12,912  160.1%            Purchase Volume  7,405,045  6,351,741  1,053,304  16.6%  Net Interchange Rate (%)  0.53%  0.71%  (0.18%)  (25.4%)  12  In thousands unless otherwise noted

 Health and Employee Benefits Solutions  Account growth and spend volume both deliver double-digit increases year-over-year     4Q17  4Q16  $ ∆ Yr/Yr  % ∆ Yr/Yr  Total Segment Revenue ($)  51,236  45,117  6,119  13.6%   Payment Processing Revenue ($)  10,452  10,144  308  3.0%   Account Servicing Revenue ($)  28,184  23,141  5,043  21.8%   All Other Revenue ($)  12,600  11,832  768  6.5%            Purchase Volume*  887,511  803,045  84,466  10.5%  Average Number of SaaS Accounts*  9,774  7,551  2,223  29.4%  13  In thousands unless otherwise noted* US Only

 Additional Income Statement Items  Salary costs up due to AOC acquisition, technology insourcing, growth and variable compensation Fraud related losses down to 3.3 basis pointsNon fraud fleet credit losses at 7.5 basis points an all time low for Q4    TOTAL OPERATING EXPENSES (GAAP)    FLEET CREDIT LOSS (BPS)  14  KEY UPDATES  $ in thousands

 Quarterly Tax Update  Due to a $50M+ net gain from tax reform, Q4 GAAP tax rate is not representative of ongoing operations    GAAP TAX RATE    ANI TAX RATE  15  KEY UPDATES

 Additional Balance Sheet Items  Leverage ratio reduced to 3.7 down from 4.5 last year$500M in new interest rate swaps at a weighted average annualized rate of 2.21% for 5 yearsA total of $1.7B swapped or fixed rateRepriced Term Loan B in January 2018, reducing spreads 50 basis points     TOTAL FINANCIAL DEBT ($ BILLIONS)    LEVERAGE RATIO  16  KEY UPDATES

Revenue Recognition Standard

No changes to earnings under the new revenue recognition standards

Revenue Recognition Changes

Changes to reported revenue are a reclassification of certain partner rebates and network fees.

- Net increase to reported revenue
- Reported interchange rates will be impacted
- Direct offset in expenses
- No change to earnings from new standards

Estimated Revenue Recognition Adjustments

	2018 (in thousands)
FLEET	$29,000
TRAVEL & CORPORATE	$(7,000)
HEALTH & EMPLOYEE BENEFITS	$(2,000)
WEX	$20,000

CONFIDENTIAL & PROPRIETARY

17

Guidance

	1Q18 OUTLOOK	Δ YR/YR	FY2018 OUTLOOK	Δ YR/YR
Revenue	$333M - $343M	14% - 18%	$1.40B - $1.44B	12% - 15%
Adj. Net Income[1]	$72M - $75M	35% - 41%	$315M- $332M	35% - 42%
Adj. Net Income EPS[1]	$1.66 - $1.74	35% - 41%	$7.30 - $7.70	35% - 42%
Fleet Credit Loss	12-17 bps		11-16 bps	
Domestic Fuel Prices	$2.70/gallon		$2.65/gallon	
Adj. Net Income Tax Rate	25%-27%		25%-27%	
Number of Shares Outstanding	43 million		43 million	

1 The Company's adjusted net income guidance, which is a non-GAAP measure, excludes unrealized gains and losses on derivative instruments, net foreign currency remeasurement gains and losses and related hedges, acquisition and divestiture related items, stock-based compensation, restructuring and other costs, a one-time contract renegotiation cost, debt restructuring and issuance cost amortization, non-cash adjustments related to tax receivable agreement, regulatory reserves, similar adjustments attributed to our non-controlling interest and certain tax related items. We are unable to reconcile our adjusted net income guidance to the comparable GAAP measure without unreasonable effort because of the difficulty in predicting the amounts to be adjusted, including but not limited to foreign currency exchange rates, unrealized gains and losses on derivative instruments, and acquisition and divestiture related items, which may have a significant impact on our financial results.

CONFIDENTIAL & PROPRIETARY

18

Appendix  19

 Non-GAAP Reconciliation    The Company's non-GAAP adjusted net income excludes unrealized gains and losses on derivatives, net foreign currency remeasurement gains and losses, acquisition-related ticking fees, acquisition-related intangible amortization, other acquisition and divestiture related items, stock-based compensation, restructuring and other costs, gain on divestiture, a one time vendor settlement, debt restructuring and debt issuance cost amortization, non-cash adjustments related to tax receivable agreement, similar adjustments attributed to our non-controlling interest and certain tax related items. In addition, for the three months and year ended December 31, 2017, we have excluded certain impairment charges and asset write-offs as described below.Although adjusted net income is not calculated in accordance with generally accepted accounting principles (“GAAP”), this non-GAAP measure is integral to the Company's reporting and planning processes and the chief operating decision maker of the Company uses adjusted operating income to allocate resources among our operating segments The Company considers this measure integral because it excludes specified items that the Company's management excludes in evaluating the Company's performance. Specifically, in addition to evaluating the Company's performance on a GAAP basis, management evaluates the Company's performance on a basis that excludes the above items because:• Exclusion of the non-cash, mark-to-market adjustments on derivative instruments, including fuel price related derivatives and interest rate swap agreements, helps management identify and assess trends in the Company's underlying business that might otherwise be obscured due to quarterly non-cash earnings fluctuations associated with these derivative contracts.• Net foreign currency gains and losses primarily result from the remeasurement to functional currency of cash, receivable and payable balances, certain intercompany notes denominated in foreign currencies and any gain or loss on foreign currency hedges relating to these items. The exclusion of these items helps management compare changes in operating results between periods that might otherwise be obscured due to currency fluctuations.• The Company considers certain acquisition-related costs, including certain financing costs, ticking fees, investment banking fees, warranty and indemnity insurance, certain integration related expenses and amortization of acquired intangibles, as well as gains and losses from divestitures to be unpredictable, dependent on factors that may be outside of our control and unrelated to the continuing operations of the acquired or divested business or the Company. During the year ended December 31, 2017, the Company determined that our Telapoint business did not align with the long-term strategy of our core Fleet business and as result sold the net assets of the business. In prior periods not reflected above, the Company has adjusted for goodwill impairments and acquisition related asset impairments. In addition, the size and complexity of an acquisition, which often drives the magnitude of acquisition-related costs, may not be indicative of such future costs. The Company believes that excluding acquisition-related costs and gains or losses of divestitures facilitates the comparison of our financial results to the Company's historical operating results and to other companies in our industry.• Stock-based compensation is different from other forms of compensation, as it is a non-cash expense. For example, a cash salary generally has a fixed and unvarying cash cost. In contrast, the expense associated with an equity-based award is generally unrelated to the amount of cash ultimately received by the employee, and the cost to the Company is based on a stock-based compensation valuation methodology and underlying assumptions that may vary over time.• Restructuring costs are related to employee termination benefits from certain identified initiatives to further streamline the business, improve the Company's efficiency, create synergies, and to globalize the Company's operations, all with an objective to improve scale and increase profitability going forward. We exclude these items when evaluating our continuing business performance as such items are not consistently occurring and do not reflect expected future operating expense, nor provide insight into the fundamentals of current or past operations of our business.• Impairment charges and asset write-offs represent non-cash asset write offs related to the following: - Impairment of certain prepaid services following a strategic decision to in-source certain technology functions. - Impairments of certain payment processing software following the acquisition of AOC and as part of our ongoing platform consolidation strategy, designed to ensure we continue to deliver superior technology to our customers. - These charges do not reflect recurring costs that are relevant to our continuing operations. The Company believes that excluding these nonrecurring expenses facilitates the comparison of our financial results to the Company's historical operating results and to other companies in our industry.• Vendor settlement represents a payment made in 2016 in exchange for the release of potential claims related to insourcing certain technology, and does not reflect recurring costs that would be relevant to the continuing operations of the Company. The Company believes that excluding this nonrecurring expense facilitates the comparison of our financial results to the Company's historical operating results and to other companies in our industry.• Debt restructuring and debt issuance cost amortization are non-cash items that are unrelated to the continuing operations of the Company. Debt restructuring costs are not consistently occurring and do not reflect expected future operating expense, nor provide insight into the fundamentals of current or past operations of our business. In addition, since debt issuance cost amortization is dependent upon the financing method which can vary widely company to company, we believe that excluding these costs helps to facilitate comparison to historical results as well as to other companies within our industry.• The adjustments attributable to non-controlling interests, including adjustments to the redemption value of a non-controlling interest, and the non-cash adjustments related to tax receivable agreement have no significant impact on the ongoing operations of the business.• The tax related items are the difference between the Company’s U.S. GAAP tax provision and a pro forma tax provision based upon the Company’s adjusted net income before taxes as well as the impact from certain discrete tax items including various impacts from the tax reform act passed in December 2017. The methodology utilized for calculating the Company’s adjusted net income tax provision is the same methodology utilized in calculating the Company’s U.S. GAAP tax provision.For the same reasons, WEX believes that adjusted net income may also be useful to investors as one means of evaluating the Company's performance. However, because adjusted net income is a non-GAAP measure, it should not be considered as a substitute for, or superior to, net income, operating income or cash flows from operating activities as determined in accordance with GAAP. In addition, adjusted net income as used by WEX may not be comparable to similarly titled measures employed by other companies.  20

 Non-GAAP Reconciliation – Q4 2017 and Full Year  In thousands    4Q17  FY2017  Net earnings attributable to shareholders  79,804  160,266   Unrealized gains on derivative instruments  (2,163)  (1,314)   Net foreign currency remeasurement loss (gain)  3,659  (29,919)   Acquisition-related intangible amortization  39,207  153,810   Other acquisition and divestiture related items  1,620  5,000   Stock-based compensation  8,133  30,487   Restructuring and other costs  960  11,129   Impairment charges and asset write-offs  27,996  44,171   Gain on divestiture  (20,958)  (20,958)   Debt restructuring and debt issuance cost amortization  2,069  10,519   Non-cash adjustments related to tax receivable agreement  (15,259)  (15,259)   ANI adjustments attributable to non-controlling interests  (401)  (1,563)   Tax related items  (60,196)  (113,327)  Adjusted net income attributable to shareholders  64,471  233,042  21